TOLLHILL EAST AND WEST

                             Historical Summaries
                       of Operating Revenue and Expenses

                 Three Months Ended March 31, 1997 (Unaudited)
                       and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Tollhill East and West for the year ended December 31, 1996. This historical summary is the responsibility of the management of Tollhill East and West. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Tollhill East and West.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Tollhill East and West for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Washington, DC
May 16, 1997

                            TOLLHILL EAST AND WEST


            Historical Summaries of Operating Revenue and Expenses

   For the three months ended March 31, 1997 (unaudited) and the year ended
                               December 31, 1996

                            (dollars in thousands)

                                          Three months        Year
                                             ended            ended
                                           March 31,       December 31,
                                             1997             1996
                                             ----             ----

Operating revenue:
 Building rental                             $ 768            2,464
 Recovery of operating expenses                 18               35
 Other income                                    8               37
                                             -----            -----

   Total operating revenue                     794            2,536
                                             -----            -----

Operating expenses:
 Maintenance                                    89              238
 Utilities                                     114              470
 Real estate taxes                              70              278
 Insurance                                       8               32
 Management fees                                38              125
 General operating                              22               87
 Administrative                                 53              210
                                             -----            -----

   Total operating expenses                    394            1,440
                                             -----            -----
   Operating revenue in excess of
      operating expenses                     $ 400            1,096
                                             =====            =====

See accompanying notes to historical summaries of operating revenue and expenses.

                             TOLLHILL EAST AND WEST

        Notes to Historical Summaries of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996

                             (dollars in thousands)



(1)    Description of the Property

       Tollhill East and West consists of two buildings located in Suburban Dallas, Texas, containing approximately 238,000 square feet of office space available for lease. At March 31, 1997, Tollhill East and West was 90% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Tollhill East and West have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)    Interim Unaudited Financial Information

              The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1996, have been included. The results of operations for the three-month period ended March 31, 1996 are not necessarily indicative of the results for the full year.

                                                                    (Continued)

                             TOLLHILL EAST AND WEST

        Notes to Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)



(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Tollhill East and West for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
                depreciation and amortization expense)                $  1,151
           Less estimated depreciation and amortization expense            499
                                                                       -------

                           Pro forma taxable operating income         $    652
                                                                       =======

                           Pro forma cash available from operations   $    954
                                                                       =======

                                 150 RIVER OAKS

                              Historical Summaries
                       of Operating Revenue and Expenses

                 Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of 150 River Oaks for the year ended December 31, 1996. This historical summary is the responsibility of the management of 150 River Oaks. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of 150 River Oaks.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of 150 River Oaks for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP


San Francisco, CA
June 2, 1997

                                 150 RIVER OAKS

             Historical Summaries of Operating Revenue and Expenses

             For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)


                                                 Three months        Year
                                                    ended            ended
                                                   March 31,      December 31,
                                                     1997             1996
                                                     ----             ----

Operating revenue:
     Building rental                                $   376              250
     Recovery of operating expenses                      47               67
                                                    -------          -------

              Total operating revenue                   423              317
                                                    -------          -------

Operating expenses:
     Maintenance                                         25                9
     Utilities                                            1                1
     Real estate taxes                                   26               50
     Insurance                                            7               41
     Management fees                                      4                4
     General and administrative                           1                1
                                                    -------          -------

              Total operating expenses                   64              106
                                                    -------          -------
              Operating revenue in excess of
                 operating expenses                 $   359              211
                                                    =======          =======


See accompanying notes to historical summaries of operating revenue and expenses.

                                 150 RIVER OAKS

      Notes to the Historical Summaries of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)

(1)     Description of the Property

        150 River Oaks (the Property) is located in San Jose, California and contains approximately 100,000 square feet of office space available for lease. The Property was constructed in 1984. At March 31, 1997, the Property was 100% leased to one tenant.

        The Property was renovated during 1996 for the present tenant whose lease began on November 1, 1996. This statement includes the operations of the property while it was in service and various other operational costs incurred throughout the year.

(2)     Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of 150 River Oaks have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the building.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1997 have been included. The results of operations for the three-month period ended March 31, 1997 are not necessarily indicative of the results for the full year.

                                 150 RIVER OAKS

      Notes to the Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)



(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of 150 River Oaks for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

             Pro forma net operating income (exclusive of
                 depreciation and amortization expense)               $   493
             Less estimated depreciation and amortization expense        (225)
                                                                       ------

                           Pro forma taxable operating income         $   268
                                                                       ======

                           Pro forma cash available from operations   $   493
                                                                       ======

                                SIGNATURE PLAZA

                             Historical Summaries
                       of Operating Revenue and Expenses

                 Three Months Ended March 31, 1997 (Unaudited)
                       and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Signature Plaza for the year ended December 31, 1996. This historical summary is the responsibility of the management of Signature Plaza. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Signature Plaza.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Signature Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Washington, DC
June 16, 1997

                                SIGNATURE PLAZA


            Historical Summaries of Operating Revenue and Expenses

   For the three months ended March 31, 1997 (unaudited) and the year ended
                               December 31, 1996

                            (dollars in thousands)

                                        Three months         Year
                                           ended            ended
                                          March 31,      December 31,
                                            1997             1996
                                            ----             ----

Operating revenue:
 Building rental                           $   836            3,273
 Recovery of operating expenses                222              900
 Other income                                   77              369
                                           -------          -------

   Total operating revenue                   1,135            4,542
                                           -------          -------

Operating expenses:
 Maintenance                                    99              496
 Utilities                                     104              476
 Real estate taxes                             121              460
 Insurance                                      12               47
 Management fees                                42              166
 General operating                              13               61
 Administrative                                 75              401
                                           -------          -------

   Total operating expenses                    466            2,107
                                           -------          -------

   Operating revenue in excess of
     operating expenses                    $   669            2,435
                                           =======          =======


See accompanying notes to historical summaries of operating revenue and expenses.

                                SIGNATURE PLAZA

        Notes to Historical Summaries of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996

                             (dollars in thousands)



(1)    Description of the Property

       Signature Plaza is a multi-tenant office building located in Downtown Orlando, Florida. The building contains approximately 274,000 square feet of office space available for lease. At March 31, 1997, Signature Plaza was 92% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Signature Plaza have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)    Interim Unaudited Financial Information

              The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1997, have been included. The results of operations for the three-month period ended March 31, 1997 are not necessarily indicative of the results for the full year.

                                                                    (Continued)

                                SIGNATURE PLAZA

        Notes to Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)


(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Signature Plaza for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
                depreciation and amortization expense)               $ 2,399
           Less estimated depreciation and amortization expense          715
                                                                      ------

                           Pro forma taxable operating income        $ 1,684
                                                                      ======

                           Pro forma cash available from operations  $ 2,289
                                                                      ======

                             CANYON PARK PORTFOLIO

                              Historical Summaries
                       of Operating Revenue and Expenses

                 Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

Independent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Canyon Park Portfolio for the year ended December 31, 1996. This historical summary is the responsibility of the management of Canyon Park Portfolio. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Canyon Park Portfolio.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Canyon Park Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Washington, DC
June 13, 1997

                             CANYON PARK PORTFOLIO

             Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996

                             (dollars in thousands)



                                                     Three months     Year
                                                       ended          ended
                                                     March 31,      December 31,
                                                       1997           1996
                                                       ----           ----

Operating revenue:
   Building rental                                    $   814          3,096
   Recovery of operating expenses                         130            482
   Other income                                             1             10
                                                       ------         ------

      Total operating revenue                             945          3,588
                                                       ------         ------

Operating expenses:
   Maintenance                                             72            255
   Utilities                                               23             75
   Real estate taxes                                       75            298
   Insurance                                                7             28
   Management fees                                         20             77
   General operating                                       16            114
   Administrative                                          26            113
                                                       ------         ------

     Total operating expenses                             239            960
                                                       ------         ------

     Operating revenue in excess of operating         $   706          2,628
        expenses                                       ======         ======









See accompanying notes to historical summaries of operating revenue and expenses.

                              CANYON PARK PORTFOLIO

         Notes to Historical Summaries of Operating Revenue and Expenses

                    For the three months ended March 31, 1997
                (unaudited) and the year ended December 31, 1996

                             (dollars in thousands)


(1)    Description of the Property

       Canyon Park Portfolio (the Portfolio) consists of six buildings and approximately 10 acres of land located in Bothell, Washington, a suburb of Seattle, containing approximately 202,000 square feet of office, lab and distribution space available for lease. As of March 31, 1997, Canyon Park Portfolio was 100% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the Portfolio, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Portfolio have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)    Interim Unaudited Financial Information

              The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1997, have been included. The results of operations for the three-month period ended March 31, 1997 are not necessarily indicative of the results for the full year.

                              CANYON PARK PORTFOLIO

         Notes to Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)


(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Portfolio for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

         Pro forma net operating income (exclusive of
              depreciation and amortization expense)                $     2,571
         Less estimated depreciation and amortization expense               555
                                                                      ---------

                         Pro forma taxable operating income         $     2,016
                                                                      =========

                         Pro forma cash available from operations   $     2,816
                                                                      =========

                                   CM CAPITAL
                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of CM Capital: Arroyo, Amador and Rinconada (collectively, the Buildings) for the year ended December 31, 1996. This historical summary is the responsibility of the management of the Buildings. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of the Buildings. In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of the Buildings for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

San Francisco, CA
June 2, 1997

                                   CM CAPITAL

             Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)

                                                     Three months       Year
                                                         ended          ended
                                                       March 31,    December 31,
                                                         1997           1996
                                                     ------------   ------------
   Operating revenue:
        Building rental                                 $1,061         3,733
        Recovery of operating expenses                     189           600
                                                        ------         -----
                 Total operating revenue                 1,250         4,333
                                                        ------         -----
   Operating expenses:
        Maintenance                                         69           291
        Utilities                                           --            15
        Real estate taxes                                   50           279
        Insurance                                           15            72
        Management fees                                     16            52
        General and administrative                          42           174
                                                        ------         -----
                 Total operating expenses                  192           883
                                                        ------         -----
                 Operating revenue in excess of
                   operating expenses                   $1,058         3,450
                                                        ======         =====

See accompanying notes to historical summaries of operating revenue and expenses.

                                   CM CAPITAL

       Notes to the Historical Summaries of Operating Revenue and Expenses

                  Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)

(1)    Description of the Property

       The CM Capital buildings: Arroyo, Amador, and Rinconada (collectively, the Buildings), are located in Pleasanton, California and contain approximately 322,000 square feet of office space available for lease. The Buildings were constructed in 1983. At March 31, 1997, the Buildings were 100% leased.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Buildings have been excluded from expenses.

             Revenue and expense included for the Rinconada property has been annualized based on the 9 1/2 months ended December 31, 1996. This property was occupied by the same tenant for all of 1996. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)   Revenue and Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequare to make the information

                                   CM CAPITAL

       Notes to the Historical Summaries of Operating Revenue and Expenses
                             (dollars in thousands)

(2) (c) Continued

             presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1997 have been included. The results of operations for the three-month period ended March 31, 1997 are not necessarily indicative of the results for the full year.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Buildings for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

              Pro forma net operating income (exclusive of
                  depreciation and amortization expense)                $ 3,432
              Less estimated depreciation and amortization expense         (645)
                                                                        -------
                            Pro forma taxable operating income          $ 2,787
                                                                        =======
                            Pro forma cash available from operations    $ 3,432
                                                                        =======

                                  EMBASSY ROW

                              Historical Summaries
                       of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Embassy Row for the year ended December 31, 1996. This statement is the responsibility of the management of Greystone Realty Management, Inc. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Embassy Row.

In our opinion, the historical summary of operating revenue and expenses referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Embassy Row for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Atlanta, Georgia
March 20, 1997

                                  EMBASSY ROW

             Historical Summaries of Operating Revenue and Expenses

             For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996

                             (dollars in thousands)

                                        Three months         Year
                                           ended            ended
                                          March 31,      December 31,
                                            1997             1996
                                            ----             ----

Operating revenue:
 Building rental                           $ 1,823            6,733
 Recovery of operating expenses                121              276
 Other                                          30              146
                                           -------          -------

   Total operating revenue                   1,974            7,155
                                           -------          -------

Operating expenses:
 Maintenance                                    20              260
 Utilities                                     284              829
 Real estate taxes                             171              685
 Insurance - related party                      12               49
 Management fees - related party               114              285
 General operating                             201              710
 Administrative                                 86              427
                                           -------          -------

   Total operating expenses                    888            3,245
                                           -------          -------

   Operating revenue in excess of
     operating expenses                    $ 1,086            3,910
                                           =======          =======


See accompanying notes to historical summaries of operating revenue and expenses.

                                  EMBASSY ROW

      Notes to the Historical Summaries of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)


(1)    Description of the Property

       Embassy Row consists of three office buildings, a restaurant and approximately 10.65 acres of undeveloped land located in Atlanta, Georgia. The three office buildings contain approximately 161,000, 150,000, and 152,000 square feet of office space, respectively, with approximately 4,000 square feet of restaurant space. Greystone Realty Corporation is the asset manager and their subsidiary, Greystone Realty Management, Inc., is the property manager for the buildings.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue and interest, depreciation and amortization, and other costs not directly related to the future operations of Embassy Row have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Embassy Row for the twelve months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax

                                  EMBASSY ROW

      Notes to the Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)



(3)    Continued

       depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
                depreciation and amortization expenses)              $ 4,018
           Less estimated depreciation and amortization expense          993
                                                                      ------

                           Pro forma taxable operating income        $ 3,025
                                                                      ======

                           Pro forma cash available from operations  $ 4,018
                                                                      ======

                                DRAPER PARK NORTH

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three Months Ended March 31, 1997 (Unaudited)
                        and Year ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Draper Park North for the year ended December 31, 1996. This historical summary is the responsibility of the management of Draper Park North. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Draper Park North.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Draper Park North for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Salt Lake City, Utah
March 21, 1997

                                DRAPER PARK NORTH

             Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)

                                                     Three months       Year
                                                         ended          ended
                                                       March 31,    December 31,
                                                         1997           1996
                                                     ------------   ------------
   Operating revenue:
        Building rental                                  $447           784
        Recovery of operating expenses                    160           197
                                                         ----           ---
                 Total operating revenue                  607           981
                                                         ----           ---
   Operating expenses:
        Common area maintenance                            85           149
        Management fees                                    17            30
        Real estate tax, insurance and other               58            18
                                                         ----           ---
                 Total operating expenses                 160           197
                                                         ----           ---
                 Operating revenue in excess of
                   operating expenses                    $447           784
                                                         ====           ===

See accompanying notes to historical summaries of operating revenue and expenses.

                                DRAPER PARK NORTH

         Notes to Historical Summaries of Operating Revenue and Expenses

                  Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)

(1)      Description of the Property

         Draper Park North consists of three buildings located in Draper, Utah, containing approximately 179,000 square feet of office space available for lease. Construction of each of the buildings was completed and operations commenced in 1996. At December 31, 1996, Draper Park North was 93% leased.

(2)      Summary of Significant Accounting Policies

         (a)      Basis of Presentation

                  The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Draper Park North have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases. The historical summary for the year ended December 31, 1996 reflects revenues and expenses for the period since the buildings' operations commenced.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Draper Park North for the year ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation

                                DRAPER PARK NORTH

         Notes to Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)

(3) Continued

         for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

              Pro forma net operating income (exclusive of interest,
                  depreciation and amortization expenses)                $1,393
              Less estimated depreciation and amortization expense          529
                                                                         ------
                            Pro forma taxable operating income           $  864
                                                                         ======
                            Pro forma cash available from operations     $1,393
                                                                         ======

                             SORENSON RESEARCH PARK

             Historical Summaries of Operating Revenue and Expenses

                 Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Sorenson Research Park for the year ended December 31, 1996. This historical summary is the responsibility of the management of Sorenson Research Park. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Sorenson Research Park.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Sorenson Research Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Salt Lake City, Utah
March 21, 1997

                             SORENSON RESEARCH PARK

             Historical Summaries of Operating Revenue and Expenses

             For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)


                                        Three months         Year
                                           ended            ended
                                          March 31,      December 31,
                                            1997             1996
                                            ----             ----

Operating revenue:
 Building rental                           $   470          $ 1,978
 Recovery of operating expenses                 34              411
                                           -------          -------

   Total operating revenue                     504            2,389
                                           -------          -------

Operating expenses:
 Maintenance                                    --               92
 Utilities                                      --               94
 Real estate and other taxes                    33              185
 Insurance                                      --               13
 General operating                               1               27
                                           -------          -------

   Total operating expenses                     34              411
                                           -------          -------

   Operating revenue in excess of
     operating expenses                    $   470          $ 1,978
                                           =======          =======


See accompanying notes to historical summaries of operating revenue and expenses.

                             SORENSON RESEARCH PARK

        Notes to Historical Summaries of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)



(1)      Description of the Property

         Sorenson Research Park consists of five office buildings located in Salt Lake City, Utah. One of the five buildings is currently under construction and is expected to be completed in 1997. The other four operating office buildings were constructed between 1987 and 1996 and contain approximately 178,000 square feet of office space available for lease. At December 31, 1996, each of the four operating office buildings were 100% leased under triple-net, single tenant lease agreements. Management pays certain operating expenses on behalf of the tenants which are fully reimbursed by the tenants.

(2)      Summary of Significant Accounting Policies

         (a)      Basis of Presentation

                  The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Sorenson Research Park have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3)      Related Party

         A principal of the owner of Sorenson Research Park is also a principal in a company that leases approximately 58,000 square feet of office space in Sorenson Research Park. Rental revenue from this lease amounted to $733 thousand for the year ended December 31, 1996.

(4)      Management Fees

         Management of Sorenson Research Park is provided by an affiliate and management fees are not charged to Sorenson Research Park. Therefore, management fees are not included in the accompanying historical summary.

                             SORENSON RESEARCH PARK

        Notes to Historical Summaries of Operating Revenue and Expenses

                 Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)



(5) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Sorenson Research Park for the year ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
                depreciation and amortization expense)               $ 1,830
           Less estimated depreciation and amortization expense          672
                                                                      ------

                           Pro forma taxable operating income        $ 1,158
                                                                      ======

                           Pro forma cash available from operations  $ 1,830
                                                                      ======

                                  QUORUM PLACE

                               Historical Summary
                       of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Quorum Place for the year ended December 31, 1996. This historical summary is the responsibility of the management of Quorum Place. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Quorum Place.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Quorum Place for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Washington, DC
June 3, 1997

                                  QUORUM PLACE

              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996

                             (dollars in thousands)

Operating revenue:

 Building rental                                       $    2,140
 Recovery of operating expenses                               146
 Other operating income                                        32
                                                        ---------

   Total operating revenue                                  2,318
                                                        ---------

Operating expenses:

 Maintenance                                                  168
 Utilities                                                    327
 Real estate taxes                                            282
 Insurance                                                     30
 Management fees                                               65
 General operating                                             44
 Administrative                                               204
                                                        ---------

   Total operating expenses                                 1,120
                                                        ---------

   Operating revenue in excess of operating expenses   $    1,198
                                                        =========

















See accompanying notes to historical summary of operating revenue and expenses.

                                  QUORUM PLACE

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996
                             (dollars in thousands)

(1)    Description of the Property

       Quorum Place is a multi-tenant office building located in suburban Dallas, Texas. The building contains approximately 177,000 square feet of office space available for lease. At December 31, 1996, Quorum Place was 96% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for 1996 as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Quorum Place have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the building.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Quorum Place for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

        Pro forma net operating income (exclusive of
             depreciation and amortization expense)               $     1,037
        Less estimated depreciation and amortization expense              366
                                                                    ---------

                        Pro forma taxable operating income        $       671
                                                                    =========

                        Pro forma cash available from operations  $     1,010
                                                                    =========